                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  JPP, LLC

Item                               Information
Name:                              JPP, LLC

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:

                                   By:    /s/ Edward S. Lampert
                                          ---------------------------------
                                   Name:  Edward S. Lampert
                                   Title: Sole Member
                                   Date:  February 5, 2019

2.  ESL PARTNERS, L.P.

Item                               Information
Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    RBS Partners, L.P.
                                   Its:   General Partner

                                   By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          --------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019

3.  JPP II, LLC

Item                               Information
Name:                              JPP II, LLC

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    ESL Partners, L.P.
                                   Its:   Sole Member

                                   By:    RBS Partners, L.P.
                                   Its:   General Partner

                                   By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          --------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019

4.  SPE I PARTNERS, LP

Item                               Information
Name:                              SPE I Partners, LP

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    RBS Partners, L.P.
                                   Its:   General Partner

                                   By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          -----------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019

5.  SPE MASTER I, LP

Item                               Information
Name:                              SPE Master I, LP

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    RBS Partners, L.P.
                                   Its:   General Partner

                                   By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          -----------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019

6.  RBS PARTNERS, L.P.

Item                               Information
Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    ESL Investments, Inc.
                                   Its:   General Partner

                                   By:    /s/ Edward S. Lampert
                                          -------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019

7.  ESL INVESTMENTS, INC.

Item                               Information
Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            February 1, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:    /s/ Edward S. Lampert
                                          ------------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  February 5, 2019